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                                                                EXHIBIT 4.1



                      [LOGO OF TELESENSORY APPEARS HERE]

[ARTWORK APPEARS HERE]                                   [ARTWORK APPEARS HERE]
                                                         CUSIP 879941 10 2
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

COMMON STOCK              INCORPORATED UNDER THE LAWS OF THE STATE OF CALIFORNIA
                                              FOUNDED 1970


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         This CERTIFIES that










         Is the owner of
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FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.02 PER
SHARE, OF

Telesensory Corporation transferable on the books of the Corporation by said owner in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate and the shares represented hereby are subject to all the terms, conditions and limitations of the Certificate of Incorporation and all amendments thereto and supplements thereof.
     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:




        /s/[SIGNATURE APPEARS HERE]               /s/[SIGNATURE APPEARS HERE]
            Secretary                   President and Chief Executive Officer

                     [SEAL OF TELESENSORY APPEARS HERE]




COUNTERED SIGNED AND REGISTERED
NORWEST BANK MINNESOTA N.A.
                                              TRANSFER AGENT
                                               AND REGISTRAR

By

                                               AUTHORIZED SIGNATURE
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                      [LOGO OF TELESENSORY APPEARS HERE]

        THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH SHAREHOLDER WHO SO REQUESTS, A FULL STATEMENT OF THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF EACH CLASS OF STOCK OR SERIES THEREOF AUTHORIZED TO BE ISSUED AND THE AUTHORITY OF THE BOARD OF DIRECTORS OF THE CORPORATION TO DESIGNATE AND FIX THE RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS OF CLASSES OF PREFERRED STOCK IN SERIES.

        The following abbreviations, when used in the Inscription on the face of this certification, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common            UNIF GIFT MIN ACT-     Custodian
                                                            -----         ------
                                                            (cust)       (Minor)

TEN ENT - as tenants by the entireties                     under Uniform Gifts
                                                            to Minors

JT WROS - as joint tenants with right of                     Act
          survivorship and not as tenants                       ---------------
          in common                                                 (State)

                                          CUTMA-     Custodian    under
                                                -----         ----
                                               California Uniform
                                               Transfer to Minors Act

    Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                        hereby sell, assign and transfer unto
                   ------------------------
PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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- -------------------------------------------------------------------------Shares
of the Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint
                                  ---------------------------------------------
Attorney to transfer the said Shares on the within-named Corporation with full power of substitution in the premises.

Dated
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             NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                     NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.



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